                       PANORAMA SERIES FUND, INC.
                   Oppenheimer International Growth Fund/VA
                     Supplement dated May 3, 2006 to the
                       Prospectus dated April 30, 2006

This supplement amends the Prospectus of the above-referenced fund (the
"Fund") and is in addition to any existing supplements.

     The  following  disclosure  is added to page 8 after the  paragraph  titled
"Hedging" in the section in the Prospectus titled "About the Fund's  Investments
- The Fund's Principal Investment Policies and Risks."

   |X|      Loans of Portfolio Securities. The Fund may make loans of its portfolio securities, with a value not to exceed 25% of its net assets, in accordance with policies approved by the Fund's Board. The Fund has entered into a securities lending agreement with JPMorgan Chase Bank, N.A. ("JPMorgan
Chase") for that purpose. Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations. JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

May 3, 2006                                                   PS0616.004